UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock 2022 Global Income Opportunity Trust

BlackRock California Municipal Income Trust

BlackRock Capital Allocation Trust

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Allocation Income Trust

BlackRock Debt Strategies Fund, Inc.

BlackRock Energy and Resources Trust

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Equity Dividend Trust

BlackRock Enhanced Global Dividend Trust

BlackRock Enhanced Government Fund, Inc.

BlackRock Enhanced International Dividend Trust

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Trust

BlackRock Health Sciences Trust

BlackRock Health Sciences Trust II

BlackRock Income Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock Limited Duration Income Trust

BlackRock Long-Term Municipal Advantage Trust

BlackRock Multi-Sector Income Trust

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal 2030 Target Term Trust

BlackRock Municipal Income Quality Trust

BlackRock Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust

BlackRock Resources & Commodities Strategy Trust

BlackRock Science and Technology Trust

BlackRock Science and Technology Trust II

BlackRock Taxable Municipal Bond Trust

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BlackRock Virginia Municipal Bond Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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June 8, 2021

Dear Shareholder:

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held on Thursday, July 29, 2021, at 10:00 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

The purpose of the meeting is to seek shareholder approval of the nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

You have received this joint proxy statement because you were a shareholder of record of at least one of the Funds listed in Appendix A on June 1, 2021 (the “Record Date”). Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold annual meetings of shareholders on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

Your vote is important. Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date.

If your shares in a Fund are registered in your name, you may attend and participate in the meeting at www.meetingcenter.io/230018140 by entering the control number found in the shaded box on your proxy card and password BLKA2021 on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the meeting you must register in advance of the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson LLC (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the meeting as described above.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposal to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table starting on page 9 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	When and where will the meeting be held?

A:	The meeting will be held on Thursday, July 29, 2021, at 10:00 a.m. (Eastern time). Because of our concerns regarding the COVID-19 pandemic, the meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

Q:	How do I vote my shares?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also vote at the meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the meeting at www.meetingcenter.io/230018140 by entering the control number found in the shaded box on your proxy card and password BLKA2021 on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the Meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $78,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, toll free at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

June 8, 2021

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 29, 2021

To the Shareholders:

A joint annual meeting of the shareholders of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held on Thursday, July 29, 2021, at 10:00 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement. Because of our concerns regarding the COVID-19 pandemic, the meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the meeting live and cast their votes by accessing a web link.

PROPOSAL 1.	To elect to the Board (defined below) of your Fund(s) the nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder approval of the nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on June 1, 2021 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares of more than one Fund as of the Record Date, you may receive more than one proxy card or voting instruction form. Certain other BlackRock Closed-End Funds will also hold their annual meetings of shareholders at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of such other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on or the virtual meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-866-328-5445.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 29, 2021

Name of Fund	Ticker
BlackRock 2022 Global Income Opportunity Trust	BGIO
BlackRock California Municipal Income Trust	BFZ
BlackRock Capital Allocation Trust	BCAT
BlackRock Core Bond Trust	BHK
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock Credit Allocation Income Trust	BTZ
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Energy and Resources Trust	BGR
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Equity Dividend Trust	BDJ
BlackRock Enhanced Global Dividend Trust	BOE
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Enhanced International Dividend Trust	BGY
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Trust	BGT
BlackRock Health Sciences Trust	BME
BlackRock Health Sciences Trust II	BMEZ
BlackRock Income Trust, Inc.	BKT
BlackRock Investment Quality Municipal Trust, Inc.	BKN
BlackRock Limited Duration Income Trust	BLW
BlackRock Long-Term Municipal Advantage Trust	BTA
BlackRock Multi-Sector Income Trust	BIT
BlackRock MuniAssets Fund, Inc.	MUA
BlackRock Municipal 2030 Target Term Trust	BTT
BlackRock Municipal Income Quality Trust	BYM
BlackRock Municipal Income Trust	BFK
BlackRock Municipal Income Trust II	BLE
BlackRock New York Municipal Income Trust	BNY
BlackRock Resources & Commodities Strategy Trust	BCX
BlackRock Science and Technology Trust	BST
BlackRock Science and Technology Trust II	BSTZ
BlackRock Taxable Municipal Bond Trust	BBN
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI
BlackRock Virginia Municipal Bond Trust	BHV

ANNUAL MEETING OF SHAREHOLDERS

July 29, 2021

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint annual meeting (the “meeting”) of shareholders of the Funds and at any and all adjournments, postponements or delays thereof. The meeting will be held on Thursday, July 29, 2021, at 10:00 a.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders to be Held on July 29, 2021. Because of our concerns regarding the COVID-19 pandemic, the meeting will be held in a virtual meeting format only.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. Distribution to shareholders of this Proxy Statement and the accompanying materials, or the Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021 (the “Notice of Internet Availability of Proxy Materials”), will commence on or about June 8, 2021.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Maryland corporation (each, a “Maryland Corporation”), a Maryland statutory trust (a “Maryland Trust”) or a Delaware statutory trust (each, a “Delaware Trust”). The Maryland Corporations, the Maryland Trust and the Delaware Trusts are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Maryland Corporation, a Maryland Trust or a Delaware Trust is set forth in Appendix A.

Shareholders of record of a Fund as of the close of business on June 1, 2021 (the “Record Date”) are entitled to notice of and to vote at that Fund’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the holders of shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds (as defined below). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of each Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. With respect to the Preferred Funds (as defined below), the Board Members representing holders of Preferred Shares are Class I and Class II Board Members and only Class II Board Members are standing for election this year. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

As used herein, the “Preferred Shares” consist of the variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having

VMTP Shares outstanding (collectively, the “VMTP Funds”), the remarketable variable rate muni term preferred shares (collectively, the “RVMTP Shares”) of the Fund identified in Appendix A as having RVMTP Shares outstanding (the “RVMTP Fund”), and the variable rate demand preferred shares (collectively, the “VRDP Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds”). The “Preferred Funds” are collectively defined as the VMTP Funds, the RVMTP Fund and the VRDP Funds.

The number of shares outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of April 30, 2021, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares.

The Fund(s) in which you owned shares on the Record Date is named on the proxy card(s) or Notice of Internet Availability of Proxy Materials. If you owned shares of more than one Fund on the Record Date, you may receive more than one proxy card or voting instruction form. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the virtual meeting and voting at the meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will also hold their annual meetings of shareholders on the date stated above, but at a different time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to such fund(s). Please be certain to vote by telephone or via the Internet with respect to each fund in which you are a shareholder of record or sign, date and return each proxy card you receive from us.

If your shares in a Fund are registered in your name, you may attend and participate in the meeting at www.meetingcenter.io/230018140 by entering the control number found in the shaded box on your proxy card and password BLKA2021 on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy)

reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting. Even if you plan to participate in the virtual meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Delaware address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2021.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

www.proxy-direct.com/blk-32128

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Class I	Class II(1)	Class III	Preferred Shares Nominees Standing for Election(2)
BlackRock 2022 Global Income Opportunity Trust	BGIO		X
BlackRock California Municipal Income Trust	BFZ		X		X
BlackRock Capital Allocation Trust	BCAT		X
BlackRock Core Bond Trust	BHK		X
BlackRock Corporate High Yield Fund, Inc.	HYT		X
BlackRock Credit Allocation Income Trust	BTZ		X
BlackRock Debt Strategies Fund, Inc.	DSU		X
BlackRock Energy and Resources Trust	BGR		X
BlackRock Enhanced Capital and Income Fund, Inc.	CII		X
BlackRock Enhanced Equity Dividend Trust	BDJ		X
BlackRock Enhanced Global Dividend Trust	BOE		X
BlackRock Enhanced Government Fund, Inc.	EGF		X
BlackRock Enhanced International Dividend Trust	BGY		X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA		X
BlackRock Floating Rate Income Trust	BGT		X
BlackRock Health Sciences Trust	BME		X
BlackRock Health Sciences Trust II	BMEZ		X
BlackRock Income Trust, Inc.	BKT		X
BlackRock Investment Quality Municipal Trust, Inc.	BKN		X		X
BlackRock Limited Duration Income Trust	BLW		X
BlackRock Long-Term Municipal Advantage Trust	BTA		X		X
BlackRock Multi-Sector Income Trust	BIT		X
BlackRock MuniAssets Fund, Inc.	MUA		X
BlackRock Municipal 2030 Target Term Trust	BTT		X		X
BlackRock Municipal Income Quality Trust	BYM		X		X
BlackRock Municipal Income Trust	BFK		X		X
BlackRock Municipal Income Trust II	BLE		X		X
BlackRock New York Municipal Income Trust	BNY		X		X
BlackRock Resources & Commodities Strategy Trust	BCX		X
BlackRock Science and Technology Trust	BST		X
BlackRock Science and Technology Trust II	BSTZ		X
BlackRock Taxable Municipal Bond Trust	BBN		X
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI		X
BlackRock Virginia Municipal Bond Trust	BHV		X		X

(1)

The Class II Board Nominees for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT are R. Glenn Hubbard, W. Carl Kester, John M. Perlowski and Karen P. Robards. For each other Fund, the Class II Board Nominees are Frank J. Fabozzi, J. Phillip Holloman, Catherine A. Lynch and Karen P. Robards. For the Preferred Funds, each of the Class II Board Nominees are voted upon by the holders of Common Shares and Preferred Shares of each respective Preferred Fund voting together as a single class, except for Mr. Fabozzi, who is the Preferred Shares Nominee (as defined below) for each Preferred Fund. For the Preferred Funds, Mr. Fabozzi is voted upon by the holders of Preferred Shares of each respective Preferred Fund voting as a separate class. For Funds other than the Preferred Funds, each nominee is voted upon by the holders of Common Shares of each respective Fund voting as a single class. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES.”

(2)

With respect to the Preferred Funds, Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Frank J. Fabozzi is standing for election this year as a Preferred Shares Nominee. Mr. Fabozzi is voted upon by the holders of Preferred Shares of each respective Preferred Fund voting as a separate class. W. Carl Kester’s term as a Board Member of the Preferred Funds is scheduled to expire in 2023; therefore, he is not standing for election this year as a Preferred Shares Nominee. Please see the description herein under “PROPOSAL 1 — ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominee.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund consists of ten Board Members, eight of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Effective June 10, 2021, the Board of each Fund will consist of twelve Board Members, ten of whom will be Independent Board Members. The Funds divide their Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

Under this classified board structure, generally only those Board Members in a single class may be replaced in any one year. The Board believes that it is in the best interest of the Funds, as closed-end, exchange traded investment companies subject to extensive regulation by the Securities and Exchange Commission (“SEC”), to continue to have a classified board structure. The Board believes that a classified board structure provides a Fund and its shareholders with important benefits. The Board believes that a classified board structure promotes continuity of experiences and an orderly succession of Board Members by ensuring that at any given time there are experienced board members serving on the Board who are familiar with such Fund, its business, operations and investment and compliance policies, and its relationships with its services providers. Specifically, the Board believes that a classified board structure: (a) creates a more experienced Board that is better able to identify and accomplish long-term objectives in supervising the management of the Funds; (b) enhances the independence of the Independent Board Members from management and from special interest groups by providing them with a three-year term of office, so they are better positioned to make decisions that are in the best long-term interest of the Funds and their shareholders; (c) strengthens the Funds’ ability to attract and retain qualified individuals who are willing to make multi-year commitments to the Funds and to develop a deep understanding of the Funds; (d) allows new Board Members an opportunity to gain knowledge from experienced Board Members; (e) helps prevent complete changes in control and corresponding changes in fund philosophy or strategies in any one year; and (f) protects against abrupt changes in a Fund based on the short-term objectives of shareholders who may seek to implement an agenda that is contrary to the long-term interest of Fund shareholders.

The Board further believes that the considerations with respect to classified boards in the closed-end, exchange traded investment company context are different than those for traditional operating companies, and in this regard notes that the classified board structure is expressly acknowledged by the 1940 Act, the principal regulatory regime governing the Funds and their operations. The role of a board of a closed-end, exchange traded investment company is different in material respects to the role of a board of directors of a traditional operating company. For example, an investment company’s board has the primary responsibility for oversight of the fund’s service providers and management of conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. A traditional operating company does not have investment advisers and is not subject to the same types of conflicts of interests that an investment company’s board must oversee. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires independence of its board members and makes them accountable to shareholders. The Board believes that a classified board structure is consistent with good corporate governance, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of the Funds.

The Class II Board Members are standing for election this year. The Class II Board Nominees for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT are R. Glenn Hubbard, W. Carl Kester,

John M. Perlowski and Karen P. Robards. For each other Fund, the Class II Board Nominees are Frank J. Fabozzi, J. Phillip Holloman, Catherine A. Lynch and Karen P. Robards. Each Class II Board Member elected at the meeting will serve until the later of the date of the 2024 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are currently the Board Members elected solely by the owners of Preferred Shares. Only Frank J. Fabozzi is standing for election this year as a Preferred Shares Nominee. W. Carl Kester’s term as a Board Member of the Preferred Funds is scheduled to expire in 2023. Therefore, he is not standing for election this year as a Preferred Shares Nominee.

With respect to BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT, the Board recommends a vote “FOR” the election of R. Glenn Hubbard, W. Carl Kester, John M. Perlowski and Karen P. Robards. With respect to all of the other Funds, the Board recommends a vote “FOR” the election of Frank J. Fabozzi, J. Phillip Holloman, Catherine A. Lynch and Karen P. Robards. The aforementioned nominees to the Board of each Fund are collectively referred to herein as the “Board Nominees.” To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees and any Preferred Shares Nominees for election to the Board of each Fund and sets forth certain biographical information about the Board Members, including the Board Nominees, for all of the Funds. Please note that only the Class II Board Members are standing for election this year. Each Board Nominee was reviewed by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund and nominated by the full Board. Richard E. Cavanagh and Karen P. Robards were selected to serve as the Co-Chairs of each Board. All of the closed-end investment companies registered under the 1940 Act advised by BlackRock Advisors, LLC (the “Advisor”), including the Funds, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds are part of a complex of investment companies advised by the Advisor or its affiliates that also includes open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

Richard E. Cavanagh 1946	Co-Chair of the Boards and Director/ Trustee	2022 for all Funds; from 2007 to present	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 99 Portfolios	None

Karen P. Robards (2) 1950	Co-Chair of the Boards and Director/ Trustee	2021 for all Funds; from 2007 to present	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Michael J. Castellano 1946	Director/ Trustee	2023 for all Funds; from 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 99 Portfolios	None

Cynthia L. Egan 1955	Director/ Trustee	2023 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2022 for all other Funds; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi (4)(5) 1948	Director/ Trustee	2022 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2021 for all other Funds; from 2007 to present	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University for the Fall 2020 semester	75 RICs consisting of 101 Portfolios	None

Stayce Harris (6) 1959	Director/ Trustee	2023 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2022 for all other funds; from 2021 to present	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 99 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
J. Phillip Holloman (4)(6) 1955	Director/ Trustee	2022 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2021 for all other Funds; from 2021 to present	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

R. Glenn Hubbard (3) 1958	Director/ Trustee	2021 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2023 for all other Funds; from 2007 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 99 Portfolios	Metropolitan Life Insurance Company (insurance); ADP (data and information services) from 2004 to 2020

W. Carl Kester (3) 1951	Director/ Trustee	2021 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2023 for all other Funds; from 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 101 Portfolios	None

Catherine A. Lynch (4) 1961	Director/ Trustee	2023 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2021 for all other Funds; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 101 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Interested Board Members/Nominees ††
Robert Fairbairn 1965	Director/ Trustee	2022 for all Funds; from 2018 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 251 Portfolios	None

John M. Perlowski (3) 1964	Director/ Trustee, President and Chief Executive Officer	2021 for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT; 2023 for all other Funds; Director/ Trustee from 2014 to present; President and Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Funds’ Boards in 2007, those Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 75 RICs consisting of 101 Portfolios. Messrs. Fairbairn and Perlowski are also board members of a complex of BlackRock registered open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”).
***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(2)	Class II Board Member and Board Nominee for all Funds.
(3)	Class II Board Member and Board Nominee for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT.
(4)	Class II Board Member and Board Nominee for all Funds other than BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT.
(5)

Preferred Shares Nominee. W. Carl Kester’s term as a Class I Board Member of the Preferred Funds is scheduled to expire in 2023; therefore, he is not standing for election this year as a Preferred Shares Nominee.

(6)	Stayce Harris and J. Phillip Holloman will be appointed as Board Members effective June 10, 2021.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Richard E. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service as a director/trustee/chair of the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Advisor enhances his service as Co-Chair of the Boards, Chair of the Executive Committee, and a member of the Compliance Committee, the Governance Committee and the Performance Oversight Committee.

Karen P. Robards *	The Boards benefit from Karen P. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’s long-standing service on the boards of directors/trustees of closed-end funds in the BlackRock Fixed-Income Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Co-Chair of the Boards and a member of the Audit Committee. Ms. Robards’s independence from the Funds and the Advisor enhances her service as a member of the Governance Committee, the Performance Oversight Committee and the Executive Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Michael J. Castellano	The Boards benefit from Michael J. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President — Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President — Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as Chair of the Audit Committee. Mr. Castellano’s independence from the Funds and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Cynthia L. Egan	Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and of The Hanover Group, a public property casualty insurance company. Ms. Egan’s independence from the Funds and the Advisor enhances her service as Chair of the Compliance Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Frank J. Fabozzi **	Frank J. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Dr. Fabozzi’s independence from the Funds and the Advisor enhances his service as Chair of the Performance Oversight Committee.

Stayce Harris	The Boards benefit from Stayce Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs.

J. Phillip Holloman **	The Boards benefit from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard ***	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester ***	The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Advisor enhances his service as a member of the Compliance Committee and the Performance Oversight Committee.

Catherine A. Lynch **	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of the Audit Committee. Ms. Lynch’s independence from the Funds and the Advisor enhances her service as a member of the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Boards with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski ***	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

*	Class II Board Member and Board Nominee for all Funds.
**	Class II Board Member and Board Nominee for all Funds other than BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT.
***	Class II Board Member and Board Nominee for BGIO, HYT, DSU, CII, EGF, FRA, BSTZ, BMEZ and BCAT.

Board Leadership Structure and Oversight

The Boards consist of ten Board Members, eight of whom are Independent Board Members. Effective June 10, 2021, the Board will consist of twelve Board Members, ten of whom will be Independent Board Members. The registered investment companies advised by the Advisor are composed of the BlackRock Fixed-Income Complex, the BlackRock Multi-Asset Complex and one complex of exchange-traded funds. The Funds are included in the BlackRock Fixed-Income Complex. The Board Members also oversee the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Co-Chairs of the Boards and the Chief Executive Officer are different people. Not only is each Co-Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Boards have also established an ad hoc Discount Sub-Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of each Co-Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Co-Chairs of the Boards or Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Co-Chairs because they believe that having independent Co-Chairs:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they oversee as of April 30, 2021 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2020, the Board of each Fund met ten times. Information relating to the number of times that the Boards met during each Fund’s most recent full fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed full fiscal year.

Committees of the Boards. Information relating to the various standing Committees of the Boards, as well as an ad hoc Sub-Committee, is set forth in Appendix E.

Delinquent Section 16(a) Reports. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder requires the Funds’ Board Members, executive officers, persons who own, either directly or indirectly, more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC. Based solely on a review of copies of such reports furnished to the relevant Funds during the relevant Funds’ most recent fiscal year and representations from these Section 16 insiders, or former Section 16 insiders, as applicable, with respect to the relevant Funds’ most recent fiscal year, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except for certain inadvertent late filings. For each of the Funds, there was one inadvertent late filing by Trent Walker, the Chief Financial Officer of each Fund, during each Fund’s most recently concluded fiscal year relating to Trent Walker’s initial filing under Section 16(a) of the Exchange Act. For BCAT, there was one inadvertent late filing by each of Michael J. Castellano, R. Glenn Hubbard and Catherine A. Lynch, each a Board Member of the Fund, during the Fund’s most recently concluded fiscal year relating to the initial filing for each such Board Member under Section 16(a) of the Exchange Act.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. For BlackRock Investment Quality Municipal Trust, Inc. (BKN), BlackRock Income Trust, Inc. (BKT), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Enhanced Government Fund, Inc. (EGF), BlackRock Floating Rate Income Strategies Fund, Inc. (FRA), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock MuniAssets Fund, Inc. (MUA), the holders of one-third of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the Board Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board Members. Since the Board Nominees are running unopposed, each Board Nominee only needs one vote to be elected if there is a quorum present at the meeting.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of a Fund through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

Each Fund’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s annual report to shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion with the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for inclusion in the Fund’s annual report to shareholders.

Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

(a)    Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b)    Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c)    Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix G relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d)    All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e)    Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by each Fund’s Affiliated Service Providers to the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and approve (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service

Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by such Fund’s Audit Committee was required for the calendar years ended December 31, 2020 and December 31, 2019 were $1,984,000 and $2,050,500, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Michael J. Castellano (Chair);

Frank J. Fabozzi;

Catherine A. Lynch; and

Karen P. Robards.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2021, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned more than 5% of the outstanding shares of the class of the Fund(s) indicated.

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Funds. The Advisor is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Sub-Advisors

BlackRock International Limited (“BIL”), an affiliate of the Advisor, acts as the sub-advisor for BlackRock 2022 Global Income Opportunity Trust (BGIO), BlackRock Core Bond Trust (BHK), BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Global Dividend Trust (BOE), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Strategies Fund, Inc. (FRA), BlackRock Floating Rate Income Trust (BGT), BlackRock Income Trust, Inc. (BKT), BlackRock Limited Duration Income Trust (BLW), BlackRock Multi-Sector Income Trust (BIT), BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) and BlackRock Resources & Commodities Strategy Trust (BCX). BIL is a wholly owned subsidiary of BlackRock.

BlackRock (Singapore) Limited (“BRS”), an affiliate of the Advisor, acts as the sub-advisor for BlackRock 2022 Global Income Opportunity Trust (BGIO), BlackRock Capital Allocation Trust (BCAT), BlackRock Core Bond Trust (BHK), BlackRock Limited Duration Income Trust (BLW) and BlackRock Multi-Sector Income Trust (BIT). BRS is a wholly owned subsidiary of BlackRock.

Distributor

BlackRock Investments, LLC serves as the placement agent for the common shares of BlackRock Health Sciences Trust (BME), BlackRock MuniAssets Fund, Inc. (MUA), BlackRock Science and Technology Trust (BST), BlackRock Taxable Municipal Bond Trust (BBN) and BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC is located at 55 East 52nd Street, New York, NY 10055.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10022, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2022 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Tuesday, February 8, 2022. In the event a Fund moves the date of its 2022 annual shareholder meeting by more than 30 days from the anniversary of its 2021 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2022 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2022 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2022 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2022 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for each Fund require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board

Members. Notice of any such business or nomination for consideration at the 2022 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2022 annual shareholder meeting is held within 25 days of July 29, 2022, must be received by the Fund between Tuesday, March 1, 2022 and Thursday, March 31, 2022.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Thursday, March 31, 2022. In the event a Fund moves the date of its 2022 annual shareholder meeting by more than 25 days from the anniversary of its 2021 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2022 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2022 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix E — Committees of the Boards — Governance Committee.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Boards or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies and hosting the virtual meeting will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained Georgeson, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Georgeson will be paid approximately $78,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to each Fund’s shareholders as of the Record Date. If your shares in a Fund are registered in your name, you may attend and participate in the meeting at www.meetingcenter.io/230018140 by entering the control number found in the shaded box on your proxy card and password BLKA2021 on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2021 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each Delaware Trust, a list of shareholders of record as of the Record Date will be available at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of each Fund, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 8, 2021

Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the managed assets of the Fund on June 1, 2021, the record date for voting at the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BBN	BlackRock Taxable Municipal Bond Trust	Delaware Statutory Trust	58,304,565	N/A	N/A	N/A	2,104,573,115.87

BCAT	BlackRock Capital Allocation Trust	Maryland Statutory Trust	112,133,801	N/A	N/A	N/A	2,878,317,024.11

BCX	BlackRock Resources & Commodities Strategy Trust	Delaware Statutory Trust	88,315,994	N/A	N/A	N/A	913,024,931.14

BDJ	BlackRock Enhanced Equity Dividend Trust	Delaware Statutory Trust	186,003,434	N/A	N/A	N/A	1,990,446,091.58

BFK	BlackRock Municipal Income Trust †	Delaware Statutory Trust	44,938,954	N/A	2,708	N/A	1,075,974,803.48

BFZ	BlackRock California Municipal Income Trust †	Delaware Statutory Trust	31,341,683	N/A	1,713	N/A	819,549,916.36

BGIO	BlackRock 2022 Global Income Opportunity Trust	Delaware Statutory Trust	22,170,319	N/A	N/A	N/A	205,077,649.32

BGR	BlackRock Energy and Resources Trust	Delaware Statutory Trust	29,108,471	N/A	N/A	N/A	298,477,630.64

BGT	BlackRock Floating Rate Income Trust	Delaware Statutory Trust	22,360,371	N/A	N/A	N/A	438,010,685.94

BGY	BlackRock Enhanced International Dividend Trust	Delaware Statutory Trust	104,237,971	N/A	N/A	N/A	728,034,330.67

BHK	BlackRock Core Bond Trust	Delaware Statutory Trust	53,952,789	N/A	N/A	N/A	1,305,681,616.32

BHV	BlackRock Virginia Municipal Bond Trust †	Delaware Statutory Trust	1,609,813	116	N/A	N/A	41,698,620.12

BIT	BlackRock Multi-Sector Income Trust	Delaware Statutory Trust	37,558,026	N/A	N/A	N/A	1,117,697,604.00

BKN	BlackRock Investment Quality Municipal Trust, Inc. †	Maryland Corporation	17,207,083	N/A	1,259	N/A	467,994,251.07

BKT	BlackRock Income Trust, Inc.	Maryland Corporation	63,832,055	N/A	N/A	N/A	514,601,135.07

BLE	BlackRock Municipal Income Trust II †	Delaware Statutory Trust	48,643,015	N/A	3,027	N/A	1,208,171,285.76

BLW	BlackRock Limited Duration Income Trust	Delaware Statutory Trust	35,669,162	N/A	N/A	N/A	924,815,290.92

BME	BlackRock Health Sciences Trust	Delaware Statutory Trust	12,566,217	N/A	N/A	N/A	581,220,239.74

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Total RVMTP Shares	Managed Assets ($)*
BMEZ	BlackRock Health Sciences Trust II	Maryland Statutory Trust	112,669,825	N/A	N/A	N/A	3,284,502,936.69

BNY	BlackRock New York Municipal Income Trust †	Delaware Statutory Trust	24,608,909	1,794	N/A	N/A	632,057,068.45

BOE	BlackRock Enhanced Global Dividend Trust	Delaware Statutory Trust	64,025,316	N/A	N/A	N/A	855,660,403.07

BST	BlackRock Science and Technology Trust	Delaware Statutory Trust	25,253,571	N/A	N/A	N/A	1,323,885,119.73

BSTZ	BlackRock Science and Technology Trust II	Delaware Statutory Trust	78,089,962	N/A	N/A	N/A	3,084,989,308.50

BTA	BlackRock Long-Term Municipal Advantage Trust †	Delaware Statutory Trust	13,427,241	760	N/A	N/A	295,283,169.78

BTT	BlackRock Municipal 2030 Target Term Trust †	Delaware Statutory Trust	70,505,571	N/A	N/A	150	2,887,249,673.92

BTZ	BlackRock Credit Allocation Income Trust	Delaware Statutory Trust	93,478,999	N/A	N/A	N/A	2,039,085,383.62

BUI	BlackRock Utilities, Infrastructure & Power Opportunities Trust	Delaware Statutory Trust	20,078,099	N/A	N/A	N/A	504,641,249.65

BYM	BlackRock Municipal Income Quality Trust †	Delaware Statutory Trust	26,406,273	N/A	1,372	N/A	675,067,528.23

CII	BlackRock Enhanced Capital and Income Fund, Inc.	Maryland Corporation	44,121,400	N/A	N/A	N/A	941,963,030.85

DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	46,591,807	N/A	N/A	N/A	792,900,453.30

EGF	BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	4,261,766	N/A	N/A	N/A	71,609,627.01

FRA	BlackRock Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	35,232,197	N/A	N/A	N/A	696,504,738.65

HYT	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	121,904,056	N/A	N/A	N/A	2,143,400,010.98

MUA	BlackRock MuniAssets Fund, Inc.	Maryland Corporation	37,546,571	N/A	N/A	N/A	628,808,319.35

†	Denotes a Preferred Fund.
*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).

A-2

Appendix B – Compensation of the Board Members

Effective January 1, 2021, each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Funds, and each Independent Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, each Co-Chair of the Boards is paid an additional annual retainer of $100,000. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $37,500, $45,000 and $37,500, respectively. Each of the members of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $25,000, respectively, for his or her service on such committee. The Funds will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

Prior to January 1, 2021, each Board Member who was an Independent Board Member was paid an annual retainer of $330,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Funds. The Chairs of the Performance Oversight Committee and Governance and Nominating Committee were paid an additional annual retainer of $30,000 and $20,000, respectively.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. Messrs. Perlowski and Fairbairn serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(2)	Frank J. Fabozzi(2)	Henry Gabbay(4)	Stayce Harris(5)	J. Phillip Holloman(5)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Karen P. Robards(2)	Fund Total
BBN	31-Jul	$10,826	$12,206	$10,688	$10,413	$4,790	$0	$0	$9,999	$9,447	$9,585	$12,344	$90,298

BCAT(6)	31-Dec	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

BCX	31-Dec	$5,219	$5,873	$5,154	$5,023	$1,348	$0	$0	$4,827	$4,566	$4,631	$5,938	$42,579

BDJ	31-Dec	$12,102	$13,648	$11,947	$11,638	$3,143	$0	$0	$11,174	$10,555	$10,710	$13,803	$98,720

BFK	30-Apr	$4,581	$5,143	$4,525	$4,425	$1,117	$0	$0	$4,272	$4,019	$4,075	$5,199	$37,356

BFZ	31-Jul	$3,826	$4,298	$3,778	$3,684	$1,703	$0	$0	$3,542	$3,353	$3,400	$4,346	$31,930

BGIO	31-Dec	$1,633	$1,821	$1,614	$1,576	$397	$0	$0	$1,520	$1,444	$1,463	$1,840	$13,308

BGR	31-Dec	$2,215	$2,479	$2,188	$2,136	$635	$0	$0	$2,057	$1,951	$1,978	$2,505	$18,144

BGT	31-Dec	$2,360	$2,643	$2,332	$2,275	$574	$0	$0	$2,190	$2,077	$2,106	$2,671	$19,228

BGY	31-Dec	$4,733	$5,324	$4,687	$4,556	$1,139	$0	$0	$4,379	$4,143	$4,202	$5,383	$38,546

BHK	31-Dec	$6,319	$7,116	$6,239	$6,080	$1,421	$0	$0	$5,841	$5,523	$5,602	$7,195	$51,336

BHV	31-Aug	$175	$175	$175	$175	$83	$0	$0	$175	$175	$175	$175	$1,483

BIT	31-Oct	$4,829	$5,432	$4,769	$4,772	$1,917	$0	$0	$4,467	$4,226	$4,287	$5,492	$40,191

BKN	30-Apr	$2,110	$2,356	$2,085	$2,042	$507	$0	$0	$1,975	$1,864	$1,889	$2,381	$17,209

BKT	31-Dec	$3,099	$3,477	$3,061	$2,985	$713	$0	$0	$2,872	$2,720	$2,758	$3,515	$25,200

BLE	31-Aug	$2,758	$3,092	$2,724	$2,657	$1,244	$0	$0	$2,557	$2,423	$2,457	$3,126	$23,038

BLW	31-Dec	$4,386	$4,931	$4,331	$4,222	$1,047	$0	$0	$4,058	$3,840	$3,895	$4,986	$35,696

BME	31-Dec	$3,449	$3,873	$3,407	$3,322	$758	$0	$0	$3,195	$3,025	$3,068	$3,916	$28,013

BMEZ	31-Dec	$13,346	$15,063	$13,174	$12,831	$0	$0	$0	$12,316	$11,630	$11,801	$15,234	$105,395

BNY	31-Jul	$1,630	$1,819	$1,611	$1,573	$731	$0	$0	$1,517	$1,441	$1,460	$1,837	$13,619

BOE	31-Dec	$5,451	$6,135	$5,383	$5,246	$1,351	$0	$0	$5,041	$4,768	$4,836	$6,203	$44,414

BST	31-Dec	$6,243	$7,029	$6,164	$6,007	$1,279	$0	$0	$5,771	$5,456	$5,535	$7,108	$50,592

BSTZ	31-Dec	$13,260	$14,957	$13,090	$12,751	$2,664	$0	$0	$12,241	$11,562	$11,732	$15,127	$107,384

BTA	30-Apr	$1,344	$1,491	$1,329	$1,302	$327	$0	$0	$1,262	$1,196	$1,210	$1,506	$10,967

BTT	31-Jul	$13,730	$15,485	$13,554	$13,203	$6,105	$0	$0	$12,677	$11,975	$12,150	$15,661	$114,540

BTZ	31-Dec	$10,480	$11,816	$10,346	$10,079	$2,613	$0	$0	$9,678	$9,143	$9,277	$11,949	$85,381

BUI	31-Dec	$2,827	$3,170	$2,793	$2,724	$650	$0	$0	$2,621	$2,484	$2,518	$3,205	$22,992

BYM	31-Aug	$3,185	$3,575	$3,146	$3,068	$1,432	$0	$0	$2,951	$2,795	$2,834	$3,614	$26,600

CII	31-Dec	$5,499	$6,189	$5,430	$5,292	$1,324	$0	$0	$5,085	$4,809	$4,878	$6,258	$44,764

DSU	31-Dec	$4,158	$4,674	$4,106	$4,003	$1,034	$0	$0	$3,849	$3,642	$3,694	$4,726	$33,886

EGF	31-Dec	$643	$703	$637	$625	$148	$0	$0	$607	$583	$589	$709	$5,244

FRA	31-Dec	$3,711	$4,168	$3,665	$3,573	$900	$0	$0	$3,436	$3,253	$3,299	$4,214	$30,219

HYT	31-Dec	$10,144	$11,437	$10,014	$9,756	$2,416	$0	$0	$9,368	$8,851	$8,980	$11,566	$82,532

MUA	30-Apr	$3,687	$4,135	$3,642	$3,563	$900	$0	$0	$3,442	$3,239	$3,284	$4,179	$30,071

Total Compensation from all BlackRock-advised funds(3)		$405,000	$455,000	$400,000	$420,000	$90,000	$0	$0	$375,000	$385,000	$390,000	$460,000

Number of Registered Investment Companies (“RICs”) in BlackRock Fixed-Income Complex Overseen by Board Member		73	73	73	75	73	73	73	73	75	75	73

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards is $1,219,536, $1,833,807, $1,005,663, $2,999,679, $1,481,108, $283,963 and $1,068,129, respectively, as of December 31, 2020. Ms. Egan, Ms. Harris and Mr. Holloman did not participate in the deferred compensation plan as of December 31, 2020.

(3)

Represents the aggregate compensation earned by such persons from all BlackRock-advised funds during the calendar year ended December 31, 2020. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Dr. Hubbard, Dr. Kester, Ms. Lynch and Ms. Robards deferred $121,500, $150,150, $84,000, $187,500, $50,000, $58,500 and $23,000, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(4)	Mr. Gabbay resigned as a Board Member of the Funds effective February 19, 2020.
(5)	Ms. Harris and Mr. Holloman will be appointed as Board Members effective June 10, 2021.
(6)

Fourth quarter 2020 director compensation is based on each Fund’s net assets as of August 31, 2020. BCAT launched in September 2020. As such, BCAT did not start paying director compensation until the first quarter of 2021.

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of April 30, 2021, except as otherwise indicated. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
Interested Board Members, including the Board Nominee:

Robert Fairbairn	BlackRock Health Sciences Trust II	15,000	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Science and Technology Trust II	6,835	Over $100,000		N/A	N/A

	BlackRock Capital Allocation Trust	58,266	Over $100,000		N/A	N/A

John M. Perlowski	BlackRock Energy and Resources Trust	0	$0	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	4,399	$10,001 - $50,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	1824.6519	$10,001 - $50,000		N/A	N/A

Independent Board Members, including the Board Nominees:

Michael J. Castellano	BlackRock Taxable Municipal Bond Trust	2,100	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	957	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	2,379	$10,001 - $50,000		19,314.26	Over $100,000

	BlackRock Municipal Income Trust	800	$10,001 - $50,000		N/A	N/A

	BlackRock 2022 Global Income Opportunity Trust	1,000	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	400	$1 - $10,000		7,744.76	$50,001 - $100,000

	BlackRock International Growth and Income Trust	1,000	$1 - $10,000		20,242.64	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Core Bond Trust	1,480	$10,001 - $50,000		N/A	N/A

	BlackRock Multi-Sector Income Trust	600	$10,001 - $50,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	800	$10,001 - $50,000		N/A	N/A

	BlackRock Income Trust, Inc.	1,300	$1 - $10,000		N/A	N/A

	BlackRock Municipal Income Trust II	1,447	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	600	$10,001 - $50,000		11,641.40	Over $100,000

	BlackRock Health Sciences Trust	400	$10,001 - $50,000		2,040.65	$50,001 - $100,000

	BlackRock New York Municipal Income Trust	618	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Global Dividend Trust	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Science and Technology Trust	600	$10,001 - $50,000		N/A	N/A

	BlackRock Science and Technology Trust II	1,250	$10,001 - $50,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	800	$10,001 - $50,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	800	$10,001 - $50,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	819	$10,001 - $50,000		12,920.54	Over $100,000

	BlackRock Utility and Infrastructure Trust	500	$10,001 - $50,000		N/A	N/A

	BlackRock Municipal Income Quality Trust	850	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Enhanced Capital and Income Fund, Inc.	800	$10,001 - $50,000		1,778.19	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	4,315	$10,001 - $50,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	1,634	$10,001 - $50,000		12,421.64	Over $100,000

Richard E. Cavanagh	BlackRock Taxable Municipal Bond Trust	636	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	568	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	695	$1 - $10,000		28,726.10	Over $100,000

	BlackRock Municipal Income Trust	365	$1 - $10,000		N/A	N/A

	BlackRock California Municipal Income Trust	119	$1 - $10,000		N/A	N/A

	BlackRock 2022 Global Income Opportunity Trust	649	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	134	$1 - $10,000		11,611.89	Over $100,000

	BlackRock Floating Rate Income Trust	258	$1 - $10,000		16,659.16	Over $100,000

	BlackRock International Growth and Income Trust	134	$1 - $10,000		28,761.51	Over $100,000

	BlackRock Core Bond Trust	721	$10,001 - $50,000		N/A	N/A

	BlackRock Virginia Municipal Bond Trust	116	$1 - $10,000		N/A	N/A

	BlackRock Multi-Sector Income Trust	141	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Investment Quality Municipal Trust, Inc.	607	$10,001 - $50,000		N/A	N/A

	BlackRock Income Trust, Inc.	642	$1 - $10,000		N/A	N/A

	BlackRock Municipal Income Trust II	1,307	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	131	$1 - $10,000		18,909.87	Over $100,000

	BlackRock Health Sciences Trust	127	$1 - $10,000		1,934.96	$50,001 - $100,000

	BlackRock Health Sciences Trust II	529	$10,001 - $50,000		N/A	N/A

	BlackRock New York Municipal Income Trust	710	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Global Dividend Trust	316	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	646	$10,001 - $50,000		N/A	N/A

	BlackRock Science and Technology Trust II	530	$10,001 - $50,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	245	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	563	$10,001 - $50,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	571	$1 - $10,000		20,227.67	Over $100,000

	BlackRock Utilities, Infrastructure and Power Trust	651	$10,001 - $50,000		N/A	N/A

	BlackRock Municipal Income Quality Trust	239	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Enhanced Capital and Income Fund, Inc.	334	$1 - $10,000		1,931.38	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	1,651	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	116	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	340	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	631	$1 - $10,000		24,788.00	Over $100,000

Cynthia L. Egan	BlackRock Enhanced Equity Dividend Trust	10,870	Over $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Science and Technology Trust II	8,968	Over $100,000		N/A	N/A

	BlackRock International Growth and Income Trust	10,000	$50,001 - $100,000		N/A	N/A

	BlackRock Health Sciences Trust	3,737	Over $100,000		N/A	N/A

	BlackRock Health Sciences Trust II	1,987	$50,001 - $100,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	8,750	$50,001 - $100,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	13,550	Over $100,000		N/A	N/A

Frank J. Fabozzi	BlackRock Resources & Commodities Strategy Trust	295	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	781	$1 - $10,000		16,934.67	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Municipal Income Trust	20	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	100	$1 - $10,000		6,345.55	$50,001 - $100,000

	BlackRock Floating Rate Income Trust	100	$1 - $10,000		10,421.43	Over $100,000

	BlackRock International Growth and Income Trust	300	$1 - $10,000		15,926.24	Over $100,000

	BlackRock Core Bond Trust	27	$1 - $10,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock Income Trust, Inc.	2,010	$10,001 - $50,000		N/A	N/A

	BlackRock Municipal Income Trust II	107	$1 - $10,000		N/A	N/A

	BlackRock Limited Duration Income Trust	100	$1 - $10,000		11,002.69	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000		203.19	$1 - $10,000

	BlackRock Enhanced Global Dividend Trust	324	$1 - $10,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	192	$1 - $10,000		11,645.38	Over $100,000

	BlackRock Municipal Income Quality Trust	10	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Capital and Income Fund	0	$0		615.93	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	115	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Enhanced Government Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	26	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	43	$1 - $10,000		16,751.04	Over $100,000

Stayce Harris	N/A	N/A	N/A	$0	N/A	N/A	$0

J. Phillip Holloman	N/A	N/A	N/A	$0	N/A	N/A	$0

R. Glenn Hubbard	BlackRock Resources & Commodities Strategy Trust	255.37	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Equity Dividend Trust	1746.55	$10,001 - $50,000		47,127.19	Over $100,000

	BlackRock Municipal Income Trust	272.87	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	703.51	$1 - $10,000		19,450.06	Over $100,000

	BlackRock Floating Rate Income Trust	335.37	$1 - $10,000		27,878.19	Over $100,000

	BlackRock International Growth and Income Trust	404.04	$1 - $10,000		49,109.04	Over $100,000

	BlackRock Core Bond Trust	528.35	$1 - $10,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	269.20	$1 - $10,000		N/A	N/A

	BlackRock Income Trust, Inc.	263.74	$1 - $10,000		N/A	N/A

	BlackRock Municipal Income Trust II	534.50	$1 - $10,000		N/A	N/A

	BlackRock Limited Duration Income Trust	350.96	$1 - $10,000		30,935.28	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Health Sciences Trust	378.61	$10,001 - $50,000		3,366.57	Over $100,000

	BlackRock New York Municipal Income Trust	731.03	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Global Dividend Trust	1074.21	$10,001 - $50,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	235.73	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	620.66	$1 - $10,000		32,695.50	Over $100,000

	BlackRock Municipal Income Quality Trust	247.75	$1 - $10,000		N/A	N/A

	BlackRock Debt Strategies Fund, Inc.	382.80	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	308.72	$1 - $10,000		41,247.35	Over $100,000

W. Carl Kester	BlackRock Taxable Municipal Bond Trust	100	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	648	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	425	$1 - $10,000		25,751.47	Over $100,000

	BlackRock Energy and Resources Trust	0	$0		10,599.18	$50,001 - $100,000

	BlackRock Floating Rate Income Trust	0	$0		14,504.02	Over $100,000

	BlackRock International Growth and Income Trust	0	$0		26,816.67	Over $100,000

	BlackRock Core Bond Trust	1,078	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Income Trust, Inc.	3,000	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	0	$0		14,673.96	Over $100,000

	BlackRock Health Sciences Trust	100	$1 - $10,000		1,536.76	$50,001 - $100,000

	BlackRock Enhanced Global Dividend Trust	751	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Long-Term Municipal Advantage Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Municipal 2030 Target Term Trust	100	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	239	$1 - $10,000		16,740.84	Over $100,000

	BlackRock Enhanced Capital and Income Fund, Inc.	1,808	$10,001 - $50,000		732.19	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	832	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	367	$1 - $10,000		21,183.54	Over $100,000

Catherine A. Lynch	BlackRock Enhanced Equity Dividend Trust	0	$0	Over $100,000	3,575.73	$10,001 - $50,000	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Energy and Resources Trust	0	$0		1,446.02	$10,001 - $50,000

	BlackRock Floating Rate Income Trust	0	$0		1,440.90	$10,001 - $50,000

	BlackRock Enhanced International Dividend Trust	0	$0		3,288.82	$10,001 - $50,000

	BlackRock Virginia Municipal Bond Trust	3,337	$50,001 - $100,000		N/A	N/A

	BlackRock Investment Quality Municipal Trust, Inc.	1,593	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	0	$0		2,718.10	$10,001 - $50,000

	BlackRock Health Sciences Trust	0	$0		542.79	$10,001 - $50,000

	BlackRock Credit Allocation Income Trust	0	$0		2,981.99	$10,001 - $50,000

	BlackRock Enhanced Capital and Income Fund	0	$0		839.86	$10,001 - $50,000

	BlackRock Debt Strategies Fund, Inc.	5,670	$50,001 - $100,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	6,512	$50,001 - $100,000		1,792.88	$10,001 - $50,000

Karen P. Robards	BlackRock Taxable Municipal Bond Trust	600	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Resources & Commodities Strategy Trust	1,129	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Equity Dividend Trust	1,573	$10,001 - $50,000		19,097.19	Over $100,000

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock 2022 Global Income Opportunity Trust	1,000	$1 - $10,000		N/A	N/A

	BlackRock Energy and Resources Trust	400	$1 - $10,000		7,681.17	$50,001 - $100,000

	BlackRock Floating Rate Income Trust	0	$0		11,022.68	Over $100,000

	BlackRock Enhanced International Dividend Trust	0	$0		19,356.07	Over $100,000

	BlackRock Income Trust, Inc.	1,750	$10,001 - $50,000		N/A	N/A

	BlackRock Limited Duration Income Trust	0	$0		10,913.95	Over $100,000

	BlackRock Health Sciences Trust	500	$10,001 - $50,000		708.12	$10,001 - $50,000

	BlackRock Health Sciences Trust II	50	$1 - $10,000		N/A	N/A

	BlackRock Science and Technology Trust	750	$10,001 - $50,000		N/A	N/A

	BlackRock Science and Technology Trust II	250	$1 - $10,000		N/A	N/A

	BlackRock Credit Allocation Income Trust	1,055	$10,001 - $50,000		12,335.31	Over $100,000

	BlackRock Utility and Infrastructure Trust	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Enhanced Capital and Income Fund, Inc.	1,794	$10,001 - $50,000		336.61	$1 - $10,000

	BlackRock Debt Strategies Fund, Inc.	1,333	$10,001 - $50,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	0	$0		16,612.25	Over $100,000

(1)

Represents, as of April 30, 2021, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Credit Allocation Income Trust (BTZ) and BlackRock Limited Duration Income Trust (BLW) are eligible investments. As of April 30, 2021, Ms. Egan, Ms. Harris and Mr. Holloman did not participate in the deferred compensation plan.

As of April 30, 2021, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee), and the Chief Financial Officer of each Fund did not own any shares in the Fund.

As of April 30, 2021, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Taxable Municipal Bond Trust	BBN	31-Jul	8
BlackRock Capital Allocation Trust	BCAT	31-Dec	2
BlackRock Resources & Commodities Trust	BCX	31-Dec	10
BlackRock Enhanced Equity Dividend Trust	BDJ	31-Dec	10
BlackRock Municipal Income Trust	BFK	30-Apr	8
BlackRock California Municipal Income Trust	BFZ	31-Jul	8
BlackRock 2022 Global Income Opportunity Trust	BGIO	31-Dec	10
BlackRock Energy and Resources Trust	BGR	31-Dec	10
BlackRock Floating Rate Income Trust	BGT	31-Dec	10
BlackRock Enhanced International Dividend Trust	BGY	31-Dec	10
BlackRock Core Bond Trust	BHK	31-Dec	10
BlackRock Virginia Municipal Bond Trust	BHV	31-Aug	8
BlackRock Multi-Sector Income Trust	BIT	31-Oct	9
BlackRock Investment Quality Municipal Trust, Inc.	BKN	30-Apr	8
BlackRock Income Trust, Inc.	BKT	31-Dec	10
BlackRock Municipal Income Trust II	BLE	31-Aug	8
BlackRock Limited Duration Income Trust	BLW	31-Dec	10
BlackRock Health Sciences Trust	BME	31-Dec	10
BlackRock Health Sciences Trust II	BMEZ	31-Dec	10
BlackRock New York Municipal Income Trust	BNY	31-Jul	8
BlackRock Enhanced Global Dividend Trust	BOE	31-Dec	10
BlackRock Science and Technology Trust	BST	31-Dec	10
BlackRock Science and Technology Trust II	BSTZ	31-Dec	10
BlackRock Long-Term Municipal Advantage Trust	BTA	30-Apr	8
BlackRock Municipal 2030 Target Term Trust	BTT	31-Jul	8
BlackRock Credit Allocation Income Trust	BTZ	31-Dec	10
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	31-Dec	10
BlackRock Municipal Income Quality Trust	BYM	31-Aug	8
BlackRock Enhanced Capital and Income Fund, Inc.	CII	31-Dec	10
BlackRock Debt Strategies Fund, Inc.	DSU	31-Dec	10
BlackRock Enhanced Government Fund, Inc.	EGF	31-Dec	10
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	31-Dec	10
BlackRock Corporate High Yield Fund, Inc.	HYT	31-Dec	10
BlackRock MuniAssets Fund, Inc.	MUA	30-Apr	8

D-1

Appendix E – Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Michael J. Castellano (Chair), Frank J. Fabozzi, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members and all of whom have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. It is anticipated that J. Phillip Holloman will become a member of the Audit Committee following the effectiveness of his appointment as a Board Member. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. Each Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2022 annual shareholder meeting of a Fund is held within 25 days of July 29, 2022, the Fund must receive notice pertaining to the 2022 annual meeting of shareholders no earlier than Tuesday, March 1, 2022 and no later than Thursday, March 31, 2022. However, if a Fund holds its 2022 annual shareholder meeting on a date that is not within 25 days before or after July 29, 2022, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Richard E. Cavanagh, R. Glenn Hubbard and W. Carl Kester, all of whom are

Independent Board Members. It is anticipated that Stayce Harris will become a member of the Compliance Committee following the effectiveness of her appointment as a Board Member. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

Ad Hoc Committee. In addition to the standing committees, the Board of each Fund has established the following ad hoc committee:

Discount Sub-Committee. Each Board has an ad hoc Discount Sub-Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, Frank J. Fabozzi and W. Carl Kester, all of whom are

Independent Board Members. The Discount Sub-Committee is responsible for performing a study of all aspects of market discounts for the Funds’ share prices, with an emphasis on (i) defining the drivers of discounts, (ii) identifying potential solutions and (iii) implementing remedial action plans.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive Committee and Discount Sub-Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings	Number of Discount Sub- Committee Meetings
BBN	31-Jul	12	4	4	4	1	2
BCAT	31-Dec	2	1	1	1	0	0
BCX	31-Dec	12	4	4	4	1	2
BDJ	31-Dec	12	4	4	4	1	2
BFK	30-Apr	12	4	4	4	0	1
BFZ	31-Jul	12	4	4	4	1	2
BGIO	31-Dec	12	4	4	4	1	2
BGR	31-Dec	12	4	4	4	1	2
BGT	31-Dec	12	4	4	4	0	2
BGY	31-Dec	12	4	4	4	1	2
BHK	31-Dec	12	4	4	4	0	2
BHV	31-Aug	12	4	4	4	1	2
BIT	31-Oct	12	4	4	4	1	2
BKN	30-Apr	12	4	4	4	0	1
BKT	31-Dec	12	4	4	4	1	2
BLE	31-Aug	12	4	4	4	1	2
BLW	31-Dec	12	4	4	4	0	2
BME	31-Dec	12	4	4	4	1	2
BMEZ	31-Dec	12	4	4	4	0	2
BNY	31-Jul	12	4	4	4	1	2
BOE	31-Dec	12	4	4	4	1	2
BST	31-Dec	12	4	4	4	1	2
BSTZ	31-Dec	12	4	4	4	0	2
BTA	30-Apr	12	4	4	4	0	1
BTT	31-Jul	12	4	4	4	1	2
BTZ	31-Dec	12	4	4	4	0	2
BUI	31-Dec	12	4	4	4	1	2
BYM	31-Aug	12	4	4	4	1	2
CII	31-Dec	12	4	4	4	1	2
DSU	31-Dec	12	4	4	4	0	2
EGF	31-Dec	12	4	4	4	1	2
FRA	31-Dec	12	4	4	4	0	2
HYT	31-Dec	12	4	4	4	0	2
MUA	30-Apr	12	4	4	4	0	1

Appendix F – Information Pertaining to the Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for certain BlackRock-advised funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-1

Appendix G – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BBN	31-Jul	35,700	35,700	0	0
BCAT (1)	31-Dec	67,500	N/A	0	N/A
BCX	31-Dec	42,330	64,464	0	0
BDJ	31-Dec	37,230	57,324	0	0
BFK	30-Apr	36,720	37,026	0	0
BFZ	31-Jul	31,722	31,722	0	0
BGIO	31-Dec	63,240	63,240	0	0
BGR	31-Dec	37,230	37,230	0	0
BGT (2)	31-Dec	72,828	134,732	0	0
BGY	31-Dec	50,592	50,592	0	0
BHK (2)	31-Dec	76,602	145,554	0	0
BHV	31-Aug	19,278	19,278	0	0
BIT	31-Oct	65,688	65,688	0	0
BKN	30-Apr	32,946	32,946	0	0
BKT	31-Dec	62,016	62,016	0	0
BLE	31-Aug	33,456	33,456	0	0
BLW (2)	31-Dec	72,420	137,598	0	0
BME	31-Dec	42,330	42,330	4,000	4,000
BMEZ (3)	31-Dec	38,097	N/A	0	N/A
BNY	31-Jul	31,416	31,416	0	0
BOE	31-Dec	50,592	55,998	0	0
BST	31-Dec	42,330	53,244	4,000	4,000
BSTZ	31-Dec	37,230	46,980	0	0
BTA	30-Apr	32,946	32,946	0	0
BTT	31-Jul	32,334	32,334	0	0
BTZ (2)	31-Dec	44,166	81,712	0	0
BUI	31-Dec	37,230	51,102	4,000	4,000
BYM	31-Aug	33,456	33,456	0	0
CII	31-Dec	37,230	41,820	0	0
DSU (2)	31-Dec	83,752	182,284	0	0
EGF	31-Dec	36,516	36,516	0	0
FRA (2)	31-Dec	72,624	137,986	0	0
HYT (2)	31-Dec	92,106	175,001	0	0
MUA	30-Apr	31,110	31,110	4,000	0

(1)	The Fund commenced operations on September 29, 2020.
(2)	The Fund required two audits in the fiscal year prior to the most recent fiscal year due to a change in the Fund’s fiscal year end.
(3)	The Fund commenced operations on January 28, 2020.

Tax Fees and All Other Fees

		Tax Fees*		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BBN	31-Jul	14,900	15,400	0	0
BCAT (3)	31-Dec	20,000	N/A	0	N/A
BCX	31-Dec	17,000 (2)	19,500	0	0
BDJ	31-Dec	17,400 (2)	20,300	0	0
BFK	30-Apr	20,400	21,000	0	0
BFZ	31-Jul	14,500	14,900	0	0
BGIO	31-Dec	14,900	15,400	0	0
BGR	31-Dec	16,000 (2)	18,500	0	0
BGT (4)	31-Dec	14,100	21,750	0	0
BGY	31-Dec	17,400 (2)	18,700	0	0
BHK (4)	31-Dec	15,400	23,850	0	0
BHV	31-Aug	7,200	7,400	0	0
BIT	31-Oct	14,900 (5)	21,400 (1)	0	0
BKN	30-Apr	6,500	6,700	0	0
BKT	31-Dec	6,500	6,700	0	0
BLE	31-Aug	13,500	13,900	0	0
BLW (4)	31-Dec	16,400	25,350	0	0
BME	31-Dec	17,400 (2)	20,300	0	0
BMEZ (6)	31-Dec	14,600	N/A	0	N/A
BNY	31-Jul	11,700	12,100	0	0
BOE	31-Dec	17,400 (2)	18,700	0	0
BST	31-Dec	17,400 (2)	20,300	0	0
BSTZ	31-Dec	14,600	15,100	0	0
BTA	30-Apr	10,700	11,000	0	0
BTT	31-Jul	13,000	13,400	0	0
BTZ (4)	31-Dec	21,300	33,000	0	0
BUI	31-Dec	17,400 (2)	18,700	0	0
BYM	31-Aug	14,900	15,400	0	0
CII	31-Dec	17,400 (2)	18,700	0	0
DSU (4)	31-Dec	14,900	23,100	0	0
EGF	31-Dec	10,700	11,000	0	0
FRA (4)	31-Dec	12,700 (5)	33,150 (1)	0	0
HYT (4)	31-Dec	44,540 (1)	52,740 (1)	0	0
MUA	30-Apr	12,000	12,400	0	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
(1)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.
(2)

Current fiscal year tax fees were updated to include a total of $22,400 for services related to transaction-based reviews of Fund holdings and/or tax compliance services for the following Funds: $1,400 (BCX); $2,800 (BDJ); $1,400 (BGR); $2,800 (BGY); $2,800 (BME); $2,800 (BOE); $2,800 (BST); $2,800 (BUI); and $2,800 (CII).

(3)	The Fund commenced operations on September 29, 2020.
(4)	The Fund required two tax reviews in the fiscal year prior to the most recent fiscal year due to a change in the Fund’s fiscal year end.
(5)	The Fund’s subsidiary was liquidated during the Fund’s prior fiscal year.
(6)	The Fund commenced operations on January 28, 2020.

Aggregate Non-Audit Fees for Services Provided to Each Fund and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

		Aggregate Non-Audit Fees for Pre-Approved Services to Each Fund and its Affiliated Service Provider
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year ($)
BBN	31-Jul	14,900	15,400
BCAT (2)	31-Dec	20,000	N/A
BCX	31-Dec	17,000	19,500
BDJ	31-Dec	17,400	20,300
BFK	30-Apr	20,400	21,000
BFZ	31-Jul	14,500	14,900
BGIO	31-Dec	14,900	15,400
BGR	31-Dec	16,000	18,500
BGT	31-Dec	14,100	21,750
BGY	31-Dec	17,400	18,700
BHK	31-Dec	15,400	23,850
BHV	31-Aug	7,200	7,400
BIT	31-Oct	14,900 (4)	21,400 (1)
BKN	30-Apr	6,500	6,700
BKT	31-Dec	6,500	6,700
BLE	31-Aug	13,500	13,900
BLW	31-Dec	16,400	25,350
BME	31-Dec	21,400	24,300
BMEZ (3)	31-Dec	14,600	N/A
BNY	31-Jul	11,700	12,100
BOE	31-Dec	17,400	18,700
BST	31-Dec	21,400	24,300
BSTZ	31-Dec	14,600	15,100
BTA	30-Apr	10,700	11,000
BTT	31-Jul	13,000	13,400
BTZ	31-Dec	21,300	33,000
BUI	31-Dec	21,400	22,700
BYM	31-Aug	14,900	15,400
CII	31-Dec	17,400	18,700
DSU	31-Dec	14,900	23,100
EGF	31-Dec	10,700	11,000
FRA	31-Dec	12,700 (4)	33,150 (1)
HYT	31-Dec	44,540 (1)	52,740 (1)
MUA	30-Apr	16,000	12,400

*	Non-audit fees of $1,984,000 and $2,050,500 for the calendar years ended December 31, 2020 and December 31, 2019, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per Fund basis.
(1)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.
(2)	The Fund commenced operations on September 29, 2020.
(3)	The Fund commenced operations on January 28, 2020.
(4)	The Fund’s subsidiary was liquidated during the Fund’s prior fiscal year.

Appendix H – 5% Beneficial Share Ownership

To the best knowledge of each Fund, based on filings made on or before April 30, 2021 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated as of April 30, 2021 (unless otherwise indicated):

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BFK	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 2,708	VMTP: 100.00%

BHV	The Toronto-Dominion Bank	31 West 52nd Street New York, NY 10019	—	—	VRDP: 116	VRDP: 100.00%

BFZ	Wells Fargo & Company (1)	420 Montgomery Street, San Francisco, CA 94163	—	—	VMTP: 1,713	VMTP: 100.00%

	Karpus Investment Management	183 Sully’s Trail Pittsford, NY 14534	4,382,307	13.98%	—	—

BCX	Wells Fargo & Company (2)	420 Montgomery Street, San Francisco, CA 94163	10,346,003	11.71%	—	—

	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	5,306,908	6.00%	—	—

BGIO	Morgan Stanley (3)	1585 Broadway New York, NY 10036	1,865,694	8.40%	—	—

BGT	Saba Capital Management, L.P. (4)	405 Lexington Avenue, 58th Floor New York, New York 10174	1,711,205	7.60%	—	—

BGY	Wells Fargo & Company (2)	420 Montgomery Street, San Francisco, CA 94163	9,520,818	9.13%	—	—

	Morgan Stanley (3)	1585 Broadway New York, NY 10036	9,060,939	8.60%	—	—

	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	7,261,818	7.00%	—	—

BKN	Sakharam D. Mahurkar—Trustee	2768 Palm Springs Lane Aurora, Illinois 60502	2,000,000	11.65%	—	—

	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 1,259	VMTP: 100.00%

BKT	Sit Investment Associates, Inc. (5)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	8,244,608	12.92%	—	—

BLE	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus, OH 43240	—	—	VMTP: 3,027	VMTP: 100.00%

BLW	Morgan Stanley (3)	1585 Broadway New York, NY 10036	3,253,588	9.10%	—	—

BME	Nova R Wealth, Inc.	6711 West 121st Street Overland Park, KS 66209	582,784	5.37%	—	—

BMEZ	Morgan Stanley (3)	1585 Broadway New York, NY 10036	5,719,149	5.10%	—	—

BNY	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 1,794	VRDP: 100.00%

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held

BOE	Morgan Stanley (3)	1585 Broadway New York, NY 10036	4,813,439	7.40%	—	—

	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	3,888,632	6.10%	—	—

BSTZ	Morgan Stanley (3)	1585 Broadway New York, NY 10036	5,653,079	7.20%	—	—

BTA	First Trust Portfolios L.P. (7)	1585 Broadway New York, NY 10036	1,570,955	11.70%	—	—

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, North Carolina 28255	—	—	VRDP: 760	VRDP: 100.00%

BTT	Wells Fargo & Company (1)	420 Montgomery Street, San Francisco, CA 94163	—	—	RVMTP: 150	RVMTP: 100.00%

BTZ	Sit Investment Associates, Inc. (5)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	4,873,310	5.21%	—	—

	Bank of America Corporation	100 North Tryon Street Charlotte, North Carolina 28255	4,799,295	5.10%	—	—

BYM	Morgan Stanley (3)	1585 Broadway New York, NY 10036	2,382,828	9.00%	—	—

	JPMorgan Chase Bank, National Association	1111 Polaris Parkway, Columbus Ohio 43240	—	—	VMTP: 1,372	VMTP: 100.00%

DSU	Morgan Stanley (3)	1585 Broadway New York, NY 10036	2,926,546	6.30%	—	—

EGF	Sit Investment Associates, Inc. (5)	3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,735,599	40.72%	—	—

	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400 Richmond, Virginia 23219	487,710	11.44%	—	—

	Relative Value Partners, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	431,127	5.97%	—	—

FRA	Saba Capital Management, L.P. (4)	405 Lexington Avenue, 58th Floor New York, New York 10174	2,979,329	8.30%	—	—

	Relative Value Partners, LLC	1033 Skokie BLVD. Suite 470 Northbrook, IL 60062	2,151,101	5.78%	—	—

	First Trust Portfolios L.P. (7)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,949,728	5.52%	—	—

(1)

Wells Fargo & Company filed a Schedule 13G on its own behalf and on the behalf of the following subsidiaries: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

(2)

Wells Fargo & Company filed a Schedule 13G on its own behalf and on the behalf of the following subsidiaries: Wells Capital Management Incorporated; Wells Fargo Bank, National Association; Wells Fargo Advisors Financial Network, LLC; and Wells Fargo Clearing Services, LLC. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

(3)

Morgan Stanley filed a Schedule 13G jointly with Morgan Stanley Smith Barney LLC. According to this Schedule 13G, these common shares include common shares being reported on by Morgan Stanley as a parent holding company and such common shares reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a wholly owned subsidiary of Morgan Stanley.

(4)

Saba Capital Management, L.P. and Boaz R. Weinstein filed their Schedule 13G jointly and did not differentiate holdings. The holdings reported in the Schedule 13G consist of the holdings of Saba Capital Master Fund Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund Ltd. and Saba Capital Series LLC Series 1.

(5)

Sit Investment Associates, Inc. (“SIA”) and Sit Fixed Income Advisors II, LLC (“SFI”), each registered investment advisers, jointly filed a Schedule 13D/A. According to the Schedule 13D/A, Roger J. Sit, chairman and CEO of SIA and SFI, and Ronald D. Sit, director and vice president of SIA, may be deemed to beneficially own the Fund shares held in SIA and SFI client accounts.

(6)

Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly. According to the Schedule 13D, Bank of America Corporation and Banc of America Preferred Funding Corporation each own 100%.

(7)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

CEC4-0721

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetingcenter.io/230018140 on July 29, 2021 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021 Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 29, 2021, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. Because of our concerns regarding the COVID-19 pandemic, the Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/230018140. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BRC_32128_ComC3_060121 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-32128 FUNDS FUNDS FUNDS BlackRock Core Bond Trust BlackRock Credit Allocation Income Trust BlackRock Energy and Resources Trust BlackRock Enhanced Equity Dividend Trust BlackRock Enhanced Global Dividend Trust BlackRock Enhanced International Dividend Trust BlackRock Floating Rate Income Trust BlackRock Health Sciences Trust BlackRock Income Trust, Inc. BlackRock Limited Duration Income Trust BlackRock Multi-Sector Income Trust BlackRock MuniAssets Fund, Inc. BlackRock Resources & Commodities Strategy Trust BlackRock Science and Technology Trust Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman 02. Catherine A. Lynch 03. Karen P. Robards 04. Frank J. Fabozzi FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01 BlackRock Core Bond Trust [    ] [    ] [    ] 02 BlackRock Credit Allocation Income Trust [    ] [    ] [    ] 03 BlackRock Energy and Resources Trust [    ] [    ] [    ] 04 BlackRock Enhanced Equity Dividend Trust [    ] [    ] [    ] 05 BlackRock Enhanced Global Dividend Trust [    ] [    ] [    ] 06 BlackRock Enhanced International Dividend Trust [    ] [    ] [    ] 07 BlackRock Floating Rate Income Trust [    ] [    ] [    ] 08 BlackRock Health Sciences Trust [    ] [    ] [    ] 09 BlackRock Income Trust, Inc. [    ] [    ] [    ] 10 BlackRock Limited Duration Income Trust [    ] [    ] [    ] 11 BlackRock Multi-Sector Income Trust [    ] [    ] [    ] 12 BlackRock MuniAssets Fund, Inc. [    ] [    ] [    ] 13 BlackRock Resources & Commodities Strategy Trust [    ] [    ] [    ] 14 BlackRock Science and Technology Trust [    ] [    ] [    ] B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BRC2 32128 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetingcenter.io/230018140 on July 29, 2021 at 10:00 a.m. Eastern Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021 Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 29, 2021, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. Because of our concerns regarding the COVID-19 pandemic, the Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/230018140. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BRC_32128_ComC3_060121 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-32128 FUNDS FUNDS BlackRock Taxable Municipal Bond Trust BlackRock Utilities, Infrastructure & Power Opp Trust Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman 02. Catherine A. Lynch 03. Karen P. Robards 04. Frank J. Fabozzi FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01 BlackRock Taxable Municipal Bond Trust [    ] [    ] [    ] 02 BlackRock Utilities, Infrastructure & Power Opp Trust [    ] [    ] [    ] B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx BRC2 32128 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetingcenter.io/230018140 on July 29, 2021 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021 Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 29, 2021, at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. Because of our concerns regarding the COVID-19 pandemic, the Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/230018140. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BRC_32128_ComC2_060121 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-32128 FUNDS BlackRock CA Municipal Income Trust BlackRock Municipal 2030 Target Term Trust BlackRock Municipal Income Trust II FUNDS BlackRock Investment Quality Municipal Trust, Inc. BlackRock Municipal Income Quality Trust BlackRock NY Municipal Income Trust FUNDS BlackRock Long-Term Municipal Advantage Trust BlackRock Municipal Income Trust BlackRock VA Municipal Bond Trust Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman 02. Catherine A. Lynch 03. Karen P. Robards FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01 BlackRock CA Municipal Income Trust [    ] [    ] [    ] 02 BlackRock Investment Quality Municipal Trust, Inc. [    ] [    ] [    ] 03 BlackRock Long-Term Municipal Advantage Trust [    ] [    ] [    ] 04 BlackRock Municipal 2030 Target Term Trust [    ] [    ] [    ] 05 BlackRock Municipal Income Quality Trust [    ] [    ] [    ] 06 BlackRock Municipal Income Trust [    ] [    ] [    ] 07 BlackRock Municipal Income Trust II [    ] [    ] [    ] 08 BlackRock NY Municipal Income Trust [    ] [    ] [    ] 09 BlackRock VA Municipal Bond Trust [    ] [    ] [    ] B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx BRC1 32128 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website www.meetingcenter.io/230018140 on July 29, 2021 at 10:00 a.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021 Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 29, 2021 at 10:00 a.m. (Eastern time), or at any adjournments, postponements or delays thereof. Because of our concerns regarding the COVID-19 pandemic, the Joint Annual Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/230018140. To attend and participate in the virtual Joint Annual Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLKA2021. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 BCB_32128_C-1b_043021 xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-32128 FUNDS FUNDS FUNDS BlackRock 2022 Global Income Opportunity Trust BlackRock Capital Allocation Trust BlackRock Corporate High Yield Fund, Inc. BlackRock Debt Strategies Fund, Inc. BlackRock Enhanced Capital and Income Fund, Inc. BlackRock Enhanced Government Fund, Inc. BlackRock Floating Rate Inc Strategies Fund, Inc. BlackRock Health Sciences Trust II BlackRock Science and Technology Trust II Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. R. Glenn Hubbard 02. W. Carl Kester 03. John M. Perlowski 04. Karen P. Robards FOR WITHHOLD FOR ALL FOR WITHHOLD FOR ALL ALL ALL EXCEPT ALL ALL EXCEPT 01 BlackRock 2022 Global Income Opportunity Trust [    ] [    ] [    ] 02 BlackRock Capital Allocation Trust [    ] [    ] [    ] 03 BlackRock Corporate High Yield Fund, Inc. [    ] [    ] [    ] 04 BlackRock Debt Strategies Fund, Inc. [    ] [    ] [    ] 05 BlackRock Enhanced Capital and Income Fund, Inc. [    ] [    ] [    ] 06 BlackRock Enhanced Government Fund, Inc. [    ] [    ] [    ] 07 BlackRock Floating Rate Inc Strategies Fund, Inc. [    ] [    ] [    ] 08 BlackRock Health Sciences Trust II [    ] [    ] [    ] 09 BlackRock Science and Technology Trust II [    ] [    ] [    ] B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx BCB1 32128 xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! EASY VOTING OPTION: VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope THANK YOU FOR VOTING Please detach at perforation before mailing. PROXY BLACKROCK CLOSED-END FUNDS JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 29, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES PREFERRED SHARES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the Funds listed on the reverse side to be held on July 29, 2021 at 10:00 a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. BRC_32128_C_060121-Pref xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Closed-End Funds Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on July 29, 2021. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-32128 FUNDS FUNDS FUNDS BlackRock CA Municipal Income Trust BlackRock Investment Quality Municipal Trust, Inc. BlackRock Long-Term Municipal Advantage Trust BlackRock Municipal 2030 Target Term Trust BlackRock Municipal Income Quality Trust BlackRock Municipal Income Trust BlackRock Municipal Income Trust II BlackRock NY Municipal Income Trust BlackRock VA Municipal Bond Trust Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X] A Proposal 1. To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided. 01. J. Phillip Holloman 02. Catherine A. Lynch 03. Karen P. Robards 04. Frank J. Fabozzi FOR ALL WITHHOLD ALL FOR ALL EXCEPT FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01 BlackRock CA Municipal Income Trust [    ] [    ] [    ] 02 BlackRock Investment Quality Municipal Trust, Inc. [    ] [    ] [    ] 03 BlackRock Long-Term Municipal Advantage Trust [    ] [    ] [    ] 04 BlackRock Municipal 2030 Target Term Trust [    ] [    ] [    ] 05 BlackRock Municipal Income Quality Trust [    ] [    ] [    ] 06 BlackRock Municipal Income Trust [    ] [    ] [    ] 07 BlackRock Municipal Income Trust II [    ] [    ] [    ] 08 BlackRock NY Municipal Income Trust [    ] [    ] [    ] 09 BlackRock VA Municipal Bond Trust [    ] [    ] [    ] B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box / / Scanner bar code xxxxxxxxxxxxxx BRC2 32128 xxxxxxxx

Your Vote Counts!
BLACKROCK CLOSED-END FUNDS 2021 Joint Annual Meeting Vote by July 28, 2021 11:59 PM ET

D56355-P58251

 You invested in BLACKROCK CLOSED-END FUNDS and it’s time to vote!

You have the right to vote on proposals being presented at the Joint Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 29, 2021.

 Get informed before you vote

View the Notice of Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To Elect Board Member Nominees:

	01) R. Glenn Hubbard	For

02) W. Carl Kester

03) John M. Perlowski

04) Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D56356-P58251

Your Vote Counts!
BLACKROCK CLOSED-END FUNDS 2021 Joint Annual Meeting Vote by July 28, 2021 11:59 PM ET

D56264-P58248

 You invested in BLACKROCK CLOSED-END FUNDS and it’s time to vote!

You have the right to vote on proposals being presented at the Joint Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 29, 2021.

 Get informed before you vote

View the Notice of Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To Elect Board Member Nominees:

	01) J. Phillip Holloman	For

02) Catherine A. Lynch

03) Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D56265-P58248

Your Vote Counts!
BLACKROCK CLOSED-END FUNDS 2021 Joint Annual Meeting Vote by July 28, 2021 11:59 PM ET

D56266-P58248

 You invested in BLACKROCK CLOSED-END FUNDS and it’s time to vote!

You have the right to vote on proposals being presented at the Joint Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 29, 2021.

 Get informed before you vote

View the Notice of Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To Elect Board Member Nominees:

	01) J. Phillip Holloman	For

02) Catherine A. Lynch

03) Karen P. Robards

04) Frank J. Fabozzi

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D56267-P58248